EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL and JAMES W. KNAPP, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Motors, Inc. for the Spartan Motors, Inc. Stock Incentive Plan of 2007 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

July 5, 2007	/s/ John E. Sztykiel
John E. Sztykiel

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL and JAMES W. KNAPP, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Motors, Inc. for the Spartan Motors, Inc. Stock Incentive Plan of 2007 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

June 28, 2007	/s/ William F. Foster
William F. Foster

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL and JAMES W. KNAPP, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Motors, Inc. for the Spartan Motors, Inc. Stock Incentive Plan of 2007 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

July 1, 2007	/s/ Kenneth Kaczmarek
Kenneth Kaczmarek

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL and JAMES W. KNAPP, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Motors, Inc. for the Spartan Motors, Inc. Stock Incentive Plan of 2007 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

June 28, 2007	/s/ Charles E. Nihart
Charles E. Nihart

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL and JAMES W. KNAPP, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Motors, Inc. for the Spartan Motors, Inc. Stock Incentive Plan of 2007 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

July 2, 2007	/s/ Richard J. Schalter
Richard J. Schalter

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL and JAMES W. KNAPP, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Motors, Inc. for the Spartan Motors, Inc. Stock Incentive Plan of 2007 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

June 28, 2007	/s/ George Tesseris
George Tesseris

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL and JAMES W. KNAPP, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Motors, Inc. for the Spartan Motors, Inc. Stock Incentive Plan of 2007 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

July 13, 2007	/s/ David R. Wilson
David R. Wilson

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint DAVID R. WILSON, JOHN E. SZTYKIEL and JAMES W. KNAPP, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Motors, Inc. for the Spartan Motors, Inc. Stock Incentive Plan of 2007 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

July 3, 2007	/s/ Hugh W. Sloan
Hugh W. Sloan